UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January  29, 2019

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Sepulveda Boulevard, Suite 300, Culver City, California		90230
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.01   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b):   Retirement of Chief Financial Officer.

Devasis “Dev” Ghose retired as Executive Vice President, Chief Financial Officer and Treasurer of Reading International, Inc. (the Registrant) on January 23, 2019.    Mr. Ghose has agreed to continue as an advisor to the Registrant for a further year.

Item 5.02(c):  Appointment of Chief Financial Officer.

Gilbert Avanes has been appointed Interim Chief Financial Officer and Treasurer of the Registrant, effective January 24, 2019.

Mr. Avanes (45) has been an employee of and consultant to the Registrant for more than the past ten years,  most recently serving as Vice President of Financial Planning and Analysis (January 2016 to present).   Prior thereto, Mr. Avanes served as the Registrant’s Senior Director of Financial Planning and Analysis (January 2012 to December 2015), and as a consultant and then Senior Finance Manager (August 2007 to December 2011).   Except for his services as an employee and prior to that as a consultant, and the compensation he has received for such services, neither Mr. Avanes, nor any entity in which he has a material interest, has engaged, directly or indirectly, in any transactions with the Registrant or any of its affiliates.

Mr. Avanes is a Certified Public Accountant (US) and Chartered Professional Accountant (Canada) and has a Master of Business Administration from Laurentian University and a Bachelor of Commerce (Major in Accounting and Minor in Finance) from Ryerson University.

This is the first time that Mr. Avanes has served as the chief financial officer and treasurer of a public company.   In light of this fact, he has been appointed on an “interim” basis.  It is anticipated that over the next three to six months, the Registrant’s Board of Directors (the Board) will review Mr. Avanes’ performance, and make a determination whether or not his appointment should be made permanent.

Mr. Avanes current salary is $200,000 per year.   In 2018, he received a discretionary bonus of $50,000 and was issued restricted stock units and stock options under the Registrant’s 2010 Stock Incentive Plan in relation to the 2017 services, covering 836 restricted stock units and 3,609 stock options of the Issuer’s Class A Common Stock.  Both the restricted stock units and the stock options vest 25% each year on April 12, 2019, April 12, 2020, April 12, 2021 and April 12, 2022, respectively.  Mr. Avanes is also the beneficial owner of 733 shares of the Issuer’s Class A Common Stock.

It is anticipated that a new compensation package will be negotiated with Mr. Avanes, but this has not yet been done.   Any such compensation package must be approved by the Registrant’s Compensation and Stock Options Committee, comprised entirely of independent directors. Mr. Avanes also has a pre-existing indemnification agreement with the Registrant in  the form customarily granted to similarly situated employees, and is entitled to participate in the Company’s health, benefit and retirement plans, as generally described in the Registrant’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 10, 2018.  Mr. Avanes is an “at will” employee, serves at the pleasure of the Registrant’s Board and may be removed from office at any time by the Board in its sole discretion.

Mr. Avanes has no family relationship with any other executive officer or any director of the Registrant.

None of the following has occurred with respect to Mr. Avanes in the last ten years:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act ( 15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act ( 7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Item 8.01. – Other Events

On January 28, 2019, the Issuer issued a press release disclosing the retirement of Mr. Ghose and the appointment of Mr. Avanes.

Item 9.01. – Financial Statements and Exhibits

Attached as Exhibit 99.1, hereto, is a copy of the press release released by the Issuer on January 28, 2019, disclosing the retirement of Mr. Ghose and the appointment of Mr. Avanes.

99.1	Departure of Directors or Certain Officers; Appointment of Certain Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: January 29, 2019	By:	/s/ Ellen M. Cotter
	Name:	Ellen M. Cotter
	Title:	Chief Executive Officer